UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 28, 2011 (March 25, 2011)

HYPERDYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,
including zip code)

voice:  (713) 353-9400

fax:  (713) 353-9421

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On March 25, 2011, Hyperdynamics Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Rodman & Renshaw, LLC (the “Underwriter”) providing for the offer and sale in a firm commitment underwritten offering of 25,000,000 shares of the Company’s common stock at a price to the public of $5.00 per share ($4.75 per share net of underwriting discount but before deducting transaction expenses).  In addition, the Company granted to the Underwriter a 45-day option to purchase up to 3,750,000 shares of common stock from the Company at the offering price, less underwriting discounts and commissions.  On March 25, 2011, the Underwriter exercised its option with respect to all 3,750,000 shares.  Closing of the sale of the shares of common stock, including the 3,750,000 shares purchased pursuant to exercise of the option by the Underwriter, is scheduled for March 30, 2011.

The offering of the shares of common stock has been registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (Registration No. 333-173051), as supplemented by the Prospectus Supplement dated March 25, 2011 relating to the sale of the shares.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company and provides that the obligations of the Underwriter to pay for and accept delivery of the shares of common stock are subject to approval of certain legal matters by counsel to the Underwriter and other customary conditions.  The Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriter may be required to make because of any of those liabilities.  The representations, warranties and covenants and other matters in the Underwriting Agreement are solely for the benefit of the Company and the Underwriter.  The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed as Exhibit 1.1 and is incorporated herein by reference.

The Company intends to use the total net proceeds from the offering of the 28,750,000 shares (including the option) of common stock for general corporate purposes and working capital, including an exploratory well drilling program offshore Guinea beginning in 2011.

A copy of the opinion of Patton Boggs LLP relating to the legality of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 hereto.

Item 9.01               Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated March 25, 2011 between Hyperdynamics Corporation and Rodman & Renshaw, LLC

Exhibit 5.1	Opinion of Patton Boggs LLP regarding the legality of the shares

Exhibit 23.1	Consent of Patton Boggs LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	March 28, 2011	By:	/s/ JASON D. DAVIS
		Name:	Jason D. Davis
		Title:	Vice President of Finance

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement, dated March 25, 2011 between Hyperdynamics Corporation and Rodman & Renshaw, LLC.

Exhibit 5.1	Opinion of Patton Boggs LLP regarding the legality of the shares.

Exhibit 23.1	Consent of Patton Boggs LLP (included in Exhibit 5.1)